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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 6, 1999
                                                ------------------------------

                                H-NET.COM, INC.
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            (Exact name of registrant as specified in its charter)

          Colorado                      33020783               84-1064958
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File No.)              Identification No.)

                645-345 Third Street, Niagara Falls, N.Y. 14303
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Registrant's telephone number, including area code (716) 284-2465 or (905)
                                                   -----------------------
475-3249
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          ALPHA BYTES, INC., 521 Buffalo Ave, Niagara Falls, NY 14304
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

          On December 6, 1999 registrant changed its name from Alpha Bytes, Inc. to H-NET.COM, Inc.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements of Businesses acquired.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               3.1  Articles of Amendment to Articles of Incorporation


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    H-NET.COM, INC.


                                    By:  s/ Anton Stephens
                                        --------------------------
December 9, 1999                         Anton Stephens
                                         Chairman

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